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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

         Date of Report (Date of earliest event reported): June 18, 1998



               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                    333-27355               13-3526694
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)


     One New York Plaza                                            10292
     New York, New York                                          (Zip Code)
    (Address of Principal
     Executive Offices)








       Registrant's telephone number, including area code: (212) 778-1000

                                    No Change
          ------------------------------------------------------------



          (Former name or former address, if changed since last report)



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         Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Prudential Securities Secured Financing Corporation registered issuances of up to $1,500,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-27555) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 1998-2 (the "Trust") issued approximately $100,022,341.67 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 1998-2 (the "Certificates"), on June 18, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of June 1, 1998, between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., in its capacity as servicer (the "Servicer"), and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of six classes of senior Certificates, the Class A-1 Certificates (the "Class A-1 Certificates"), the Class A-2 Certificates (the "ClassA-2 Certificates"), the Class A-3 Certificates (the "Class A-3 Certificates"), the Class A-4 Certificates (the "Class A-4 Certificates"), the Class A-5 Certificates (the "Class A-5 Certificates"), and the Class A-6 Certificates (the "Class A-6 Certificates", and, collectively with the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates, the "Class A Certificates") and one class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Certificates is adjustable. The Pass-Through Rates for the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates and the Class A-6 Certificates are 6.285%, 6.340%, 6.490%, 6.850% and 6.455% per annum, respectively.

                  The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates and the Class A-6 Certificates have original Certificate Principal Balances of $38,700,000, $14,200,000, $24,900,000, $14,100,000, $14,480,000, and $11,820,000
respectively.

                                       2

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                  As of the Closing Date, the Mortgage Loans possessed the
characteristics described in the Prospectus dated June 10, 1997 and the Prospectus Supplement dated June 2, 1998 filed pursuant to Rule 424(b) (5) of the Act on June 16, 1998.

                  Item 7. Financial Statements, Pro Forma Financial Information
                          and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Underwriting Agreement, dated June 2, 1998, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

         1.2 Indemnification Agreement, dated as of June 2, 1998, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage Investment Corp., ABFS 1998-2, Inc., and Financial Security Assurance Inc.

         4.1 Pooling and Servicing Agreement, dated as of June 1, 1998, between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., as servicer, and The Chase Manhattan Bank, as trustee.

         4.2 Unaffiliated Seller's Agreement, dated as of June 1, 1998, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 1998-2, Inc.

         10.1     Financial Guaranty Insurance Policy, dated June 18, 1998.

         23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.

                                       3
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRUDENTIAL SECURITIES SECURED FINANCING
                                     CORPORATION
                                     As Depositor and on
                                     behalf of ABFS Mortgage Loan
                                     Trust 1998-2 Registrant


                                    By:  /s/    Evan Mitnick
                                        ------------------------------
                                         Name:  Evan Mitnick
                                         Title: Vice President




Dated: June 30, 1998



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                                  EXHIBIT INDEX


     Exhibit No.                          Description
     -----------                          -----------

         1.1 Underwriting Agreement, dated June 2, 1998, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

         1.2 Indemnification Agreement, dated June 2, 1998, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage Investment Corp., ABFS 1998-2, Inc., and Financial Security Assurance Inc.

         4.1 Pooling and Servicing Agreement, dated as of June 2, 1998, between Prudential Securities Secured Financing Corporation, American Business Credit, Inc., as servicer, and The Chase Manhattan Bank, as trustee.

         4.2 Unaffiliated Seller's Agreement, dated as of June 2, 1998, among American Business Credit, Inc., Home American Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 1998-2, Inc.

         10.1     Financial Guaranty Insurance Policy, dated June 18, 1998.

         23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.